LEASE AGREEMENT


                                 BY AND BETWEEN


                            WLAB LIMITED PARTNERSHIP


                                       AND


                              METHOD PRODUCTS CORP.

                               NET LEASE AGREEMENT


1.   Fundamental Lease Provisions and Exhibits

     1.1   Fundamental Lease Provisions
           ----------------------------

Date:                                May 26, 2000

Landlord:                            WLAB Limited Partnership
                                     1717 Penn Avenue, Suite 5006
                                     Pittsburgh, PA 15221

Tenant:                              Method Products Corp.

Notices to Tenant:                   2101 NW 33rd Street
                                     #400-600
                                     Pompano Beach, Florida 33069

Building/Premise Address:
         Street:                    2101 NW 33rd Street
                                    Pompano Beach, Florida 33069
         Suite/Bay:                 #400-600
Building Name:                      Whispering Lakes Commerce Center, Building A

Premise Location: County:                 Broward           State: Florida


Lease Term:                               Sixty (60) months
Base Rent:                                $473,964.00
                                          Four Hundred Seventy Three Thousand
                                          nine hundred sixty four dollars and
                                          00/00 plus applicable state and
                                          local sales tax

     (The base rent amount above is the minimum base rent due for the initial term of this lease and is subject to the cost of living adjustment pursuant to Section 4.3 hereof, unless otherwise stated herein, and all Additional Rents, charges and assessments set forth herein. See Exhibit "D" for a breakdown of the estimated rental charges.)


Leased Area:                         +/-7,620 SF

Building Area:                       90,399 square feet

Tenant's Percentage:                 8.42%

Permitted Use:                       Office, clerical work, customer service,
                                     inside sales, computer programming and
                                     warehousing.

Security Deposit:                    $11,422.50

Estimated Date for
Delivery of the Premises:            September 15, 2000

     (The estimated date for the delivery of the Premises is subject to the provisions of Section 2.2 hereof.)

Landlord's Authorized Agent:         Kozin Commercial Properties, Inc.
                                     2183 North Powerline Road #1
                                     Pompano Beach, Florida 33069

Brokerage Company(ies) N/A
                       --------


                                                Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

         1.2 Effect of Reference to a Fundamental Lease Provision. Each reference in this Lease to any of the Fundamental lease Provisions contained in
Section 1.1 shall be construed to incorporate all of the terms provided in
Section 1.1.

         1.3 Exhibits and, Addenda. The Exhibits and addenda listed in this Section and attached to this Lease are hereby incorporated in and made a part of this Lease.

     EXHIBIT "A" - Site Plan.

     EXHIBIT "B" - Work Letter and Plan of the Premises

     EXHIBIT "C" - Form of Addendum specifying commencement and expiration dates of Lease Term.

     EXHIBIT "D" - Monthly Rental Payment

     EXHIBIT "E" - Any Special Provisions (If Applicable).

     Lease Guaranty (If Required)


         1.4 IMPORTANT NOTICE. The submission of this document for examination does not constitute an option or offer to lease space at the property. This document shall have no binding effect on the parties unless executed by the Tenant and the Landlord and a fully executed copy is delivered to the Landlord.

2.    Premises and Term.
       ------------------

         2. 1 Premises. Landlord hereby leases to Tenant and Tenant hires and takes from Landlord the premises (the "Premises") located as described in
Section 1.1 hereof, shown on the Site Plan (Exhibit "A") ("Property") extending to the exterior faces of all exterior walls, including entry area overhangs, or to the line shown on the Site Plan where there is no wall or to the center line of those walls separating the Premises from other leased Premises in the building (the "Building"), subject to and with the benefits of the terms, covenants, conditions and provisions of this Lease, together with the appurtenances specifically granted in this Lease, but reserving to Landlord: (i) the use of: (a) the exterior faces of all exterior walls and (b) the roof; and
(ii) the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires through the Premises and serving the other parts of the Building. Landlord shall endeavor not to materially interfere with Tenant's business operations during the prosecution of any such work.

         For the purposes of this Lease, the Premises shall be conclusively deemed to consist of the number of square feet of Leased Area as set forth in
Section 1.1 hereof.

         2.2 Term. The Term of this Lease shall commence on the earlier of (i) the expiration of the final fifteen (15) day notice (the "Final Notice") given by Landlord to Tenant informing Tenant that the improvements to the Premises as provided for in Section 3.1 hereof have been substantially completed or (ii) the day Tenant commences its operations in the Premises, and ending at noon at the end of the Lease Term, unless sooner terminated as hereinafter provided. Landlord shall use all reasonable efforts to deliver possession of the Premises to Tenant on or before the estimated date for delivery of the Premises as set forth in Section 1.1 hereof. However, if Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before that date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. When the commencement and expiration dates of the Lease Term have been determined, Landlord and Tenant shall execute, acknowledge and deliver a written Addendum to this Lease in the form attached hereto as Exhibit "C" specifying the commencement and expiration dates of the Lease Term, that Tenant is in possession of the Premises and is paying the Base Rent and all other charges hereunder, and that Tenant has no claims, defenses, set-offs or counterclaims against Landlord (or, if so, specifying the nature and amount thereof). Such statement, when so executed, acknowledged and delivered, will be deemed to be incorporated in and become a part of this Lease.

3.    Leasehold Improvements.
      -----------------------

         3.1 Improvements. Landlord and Tenant have set forth in Exhibit "B" a description of all improvements, if applicable, to be made to the Premises. Exhibit "B" shall detail the improvements, whether Landlord or Tenant or both are to perform said improvements, and whether Landlord or Tenant or both are responsible for the cost and expense of said improvements.

         If any improvements are to be made by the Landlord on behalf of the Tenant and at the sole cost and expense of Tenant, Tenant shall pay Landlord for any cost and expense prior to Tenant occupying the premises.

         3.1(a) Major Renovations or Build-out. If there are to be major renovations to the premises or a new build-out of the premises, Landlord and Tenant agree to the following.


2                                               Initial: Landlord
                                                                  --------
                                                Initial: Tenant
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

         No later than five (5) working days after the execution of this Lease by Tenant: (i) Tenant shall furnish Landlord with a preliminary Space Plan for the Premises, in form acceptable to Landlord, drawn to a scale of (1/4") equals one (1) foot, or (ii) Landlord and Tenant, or their representatives, shall meet together with Landlord's Space Planner for the purpose of preparing a final Space Plan (the "Final Plan") for the Premises.

         If Landlord and Tenant agree to the Final Plan for the Premises, Landlord and Tenant shall each sign the Final Plan and execute an Addendum to this Lease, in the form attached hereto as Exhibit "B", incorporating into the Addendum the Final Plan and the description of work to be performed by Landlord at Landlord's expense.

         The cost of any changes and/or additions made to the Premises at the request of Tenant after Landlord and Tenant have agreed on the final plans and specifications shall be paid as additional rent by Tenant upon Landlord's presentation of a bill. These costs shall include but are not limited to the actual cost therefore, the cost of revisions to the plans and specifications and the cost of any delays in construction, whether or not such changes are finally agreed to between Landlord and Tenant; and such costs will be charged to Tenant together with twenty (20%) for Landlord's overhead and profits.

         If Landlord and Tenant are unable to agree upon the Final Plan within thirty (30) days from the execution of this Lease by Tenant, then Landlord shall have the right to terminate this Lease upon three (3) days written notice to Tenant and thereupon to relet the Premises.

         3.2 Ownership of Improvements. All improvements to the Premises shall remain the property of Landlord. In no event shall Tenant make any improvements or alterations to the Premises, without the prior written consent of Landlord.

4.    Rent.

         4.1 Payment. All Rent and other charges payable to Landlord under any provision of this Lease shall be paid to Landlord, or as Landlord may otherwise designate, in lawful money of the United States at the address of Landlord's Authorized Agent or at such other place as Landlord in writing may designate, without any set-off or deduction whatsoever, and without any prior demand therefore. In addition to the payment of the Rent and other charges, Tenant shall also pay to Landlord, at the time of payment of such Rent and other charges, all sales, use or occupancy taxes payable by virtue of any of such payments. Rent for any period during the term hereof which is for less than one
(1) month shall be a prorated portion of the monthly installment. The parties expressly agree that the Tenant shall have no right whatsoever to withhold the Rent payable hereunder and expressly waives any right provided to Tenant under any applicable laws to withhold the payment of Rent. The Base Rent, Additional Rent, late charges, interest charges, and all other amounts and charges due and owing from Tenant to Landlord shall constitute Rent and shall sometimes be collectively referred to herein as "Rent".

         4.2 Base Rent and late Charges. Tenant shall pay the Base Rent, which is subject to adjustments as hereinafter set forth, in equal monthly installments in advance, without notice or demand therefore and without any abatement, deduction, counterclaim or setoff for any reason whatsoever, on the first day of each calendar month included in the Lease Term. The first monthly installment shall be paid, if not previously delivered, on the signing of this Lease, Tenant acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any Mortgage or Trust Deed covering the Premises. Therefore, in the event any installment of Rent or any sum due hereunder is not paid within five
(5) days after such amount is due, Tenant shall pay to Landlord as Additional Rent a late charge equal to ten percent (10%) of each such installment or other sum. Acceptance of Rent or of a late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the rights and remedies granted pursuant to the terms of this Lease. A sum of Twenty Five Dollars ($25.00) will be paid by Tenant to Landlord for each returned check, Tenant shall pay a charge of Seventy-five Dollars ($75.00) for preparation of a demand for delinquent rent.

         4.3 Adjustment of Base Rent. The Base Rent specified in Section 1.1 hereof (and the monthly installments thereof) will be adjusted for increases, but not for decreases in the Consumer Price Index on each anniversary of the commencement date of the Lease Term. The term "Index" means the Miami Consumer Price Index, All Items, for all Urban Consumers (1982-84=100), published by the United States Bureau of Labor Statistics or other governmental agency then publishing the Index. In the event the Index ceases to utilize the 1982-84 average of 100 as the basis of calculation, or if a substantial change is made in the terms of number of items included in the Index, then the Index shall be adjusted to a figure that would have resulted had the change in the manner of computing the Index not been effected. In the event such Index (or successor or substitute Index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used to determine the Index shall be used. The term "Base Number" means the most recently published Index Number immediately preceding the commencement date of the Lease Term. The Term "Current Number Applicable to a Lease Year" means the most recently published Index Number preceding the first day of the Lease Year for which adjustment is made. If the latest Current Number Applicable to a Lease Year exceeds the Base Number, then the

3                                               Initial: Landlord
                                                                  --------
                                                Initial: Tenant
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

Base Rent shall be increased to an amount which is the product obtained by multiplying the Base Rent set forth in Section 1.1 of this Lease by a fraction, the numerator of which fraction is the Current Number Applicable to a Lease Year and the denominator of which fraction is the Base Number.

         4.4 Operating Expenses. It is understood that in addition to the Base Rent and Adjustment of Base Rent, Tenant shall pay Landlord as Additional Rent its prorated share of all sales, use, or other tax excluding State and/or Federal Income Tax, now or hereafter imposed by the United States of America, the State of Florida, or any political subdivision thereof, notwithstanding the fact that a statute, ordinance or enactment imposing the same may endeavor to impose such tax on Landlord, and all assessments, real property taxes, insurance premiums, operating charges, common area charges, Association charges, maintenance charges, reserves for roof replacement and exterior painting and other appropriate reserves, a reasonable management fee and all other charges, costs and expenses which arise from the occupancy or use of the Premises, the Building, or any part thereof (the "Operating Expenses").

         For the purposes of this Lease, the term "the Building" shall mean the contiguous property set forth in Exhibit "A" together with all improvements located or to be located thereon. A copy of the current Operating Expenses will be provided to Tenant at Tenant's request. The estimated pro-rata share of the Operating Expenses is shown on Exhibit "D".

         Tenant's prorated share of the Operating Expenses shall be calculated by multiplying the cost of these items to Landlord by Tenant's Percentage as set forth in Section 1.1 hereof. Tenant's Percentage represents the percentage which the square footage of the Premises bears to the total square footage of the Building area as set forth in Section 1.1 hereof, and as determined by Landlord.

         If during all or any portion of any calendar year the Building is not fully rented and occupied, Landlord may elect to make an appropriate adjustment in Operating Expenses for such year, employing sound accounting and management principles, to determine the Operating Expenses that would have been paid or incurred by Landlord had the Building been fully rented or occupied and the amount so determined shall be deemed to have been Operating Expenses for such year. Landlord may use this adjustment method for expenses such as trash removal or water/sewage consumption or other similar type expenses that fluctuate based on the occupancy of the building.

         Tenant agrees to pay the Operating Expenses, as estimated by Landlord, in monthly payments in advance during the term of this Lease. At the end of each calendar year, Landlord shall notify Tenant of Tenant's share of the Operating Expenses payable for such calendar year as computed based upon the cost thereof to Landlord. If there shall have been an underpayment by Tenant, Tenant shall pay the difference within ten (10) days of the mailing of such notice; if there shall have been an overpayment by Tenant, Tenant shall be given a credit towards the next due payment of its share of the Operating Expenses,

         At the end of each calendar year, Tenant shall have the right to require Landlord to substantiate, by written itemization, Landlord's computation of Tenant's Operating Expenses. Landlord shall furnish such an itemization to Tenant within forty-five (45) days from receipt of Tenant's written request for itemization.

         As used herein, the term "Real Property Taxes" shall include any form of assessment, license, fee, levy, penalty, water and sewer rents (except water meter charges and sewer rent charges based thereon) and other governmental impositions, charges, and taxes (other than inheritance and real estate taxes) of every kind and nature whatsoever, extraordinary as well as ordinary, general and special, foreseen and unforeseen, and all installments thereof (including any interest on amounts that may be paid in installments, which shall or may during the lease term be levied, assessed or imposed by any authority have the direct or indirect power to tax (including, without limitation, any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement district thereof) as against any legal or equitable interests of Landlord in the Premises or in the Building of Property of which the Premises are a part, and all costs incurred by Landlord in contesting or negotiating the same with the governmental authority. Nothing herein contained shall be construed to include as a tax which shall be the basis of real estate taxes, any inheritance, state succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Landlord; provided, however, that if, at any time after the date hereof, the methods of taxation shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed on real estate as such, there shall be levied, assessed, or imposed (a) a tax on the rents received from such real estate, or (b) a license fee measured by the rents receivable by Landlord from the Premises or any portion thereof, or
(c) a tax or license fee imposed on Landlord that is otherwise measured by or based in whole or in part upon the Premises or any portion thereof or (d) an income or franchise tax, then the same shall be included in the computation of real estate taxes hereunder computed as if the amount of such tax or fees so payable were that due if the Property were the only property of the Landlord subject thereto. In addition to the foregoing, should any governmental authority acting under any existing or future law, ordinance or regulation levy, assess, or impose a tax, excise and/or assessment on or against the Lease, the exection thereof and/or the Base Rent or any item of Additional Rent payable by Landlord to Tenant, whether by way of substitution for or addition to existing tax or otherwise, and whether or not evidenced by documentary stamps or the like,

4                                               Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

Tenant shall be responsible for and shall pay such tax, excise, and/or assessment, or shall reimburse Landlord for the amount thereof, as the case may be.

         The term "Common Area Charges" shall mean all costs and expenses and other charges incurred in connection with the ownership, operation, insurance, maintenance and repair of the common area, and shall include, but not be limited to, the costs and expenses of the following:

         a. garbage and trash removal; maintenance, repair and replacement of all parking lot surfaces, including cleaning, sweeping, painting, striping and re-paving, maintenance, repair and replacement of sidewalks, curbs, guardrails, bumpers, fences, screens, flagpoles, bicycle racks, property identification signs, directional signs, traffic signals, and other traffic markers and signs;

         b. maintenance, repair and replacement of (a) storm and sanitary drainage system, including disposal plants, lift stations and retention ponds or basins; (b) irrigation systems; (c) electrical, gas, water and telephone systems; (d) lighting systems (including bulbs, poles and fixtures); (e) emergency water and sprinkler systems; (f) other utility systems; and (f) security systems, including any utility charges in connection with any of the foregoing systems;

         c. exterior planting, replanting and replacing of flowers, shrubbery, plants, trees and other landscaping;

         d. maintenance, repair, replacement and substitution of and for all portions of the Building or Property (excluding the Premises and premises leased to other Tenants), including walls, roofs and roof flashings, canopies, skylights, signs, planters, benches, fire exits, doors and hardware, windows, glass and glazing;

         e. premiums or contributions for insurance, including, without limitation, liability insurance for personal injury, death and property damage; insurance against liability for defamation and claims of false arrest occurring in and about the Common Areas; workmen's compensation; broad form all peril insurance covering the Common Area in the Property which may include flood insurance, earthquake insurance, boiler insurance and/or rent insurance (for the purposes of this provision, Common Area shall be deemed to include the Premises and premises leased to other Tenants);

         f. maintenance, repair and acquisition costs (rental fees and/or purchase price or in lieu of purchase price, the annual depreciation allocable thereto) of all security devices, machinery and equipment used in the operation and maintenance of the Common Area, and all personal property taxes and other charges incurred in connection with such security devices, machinery and equipment;

         g. all license and permit fees, and all parking surcharges that may result from any environmental or other laws, rules, regulations, guidelines or order;

         h. the cost of installation and operation of music program services and loudspeaker systems;

         i. personnel, Including, without limitation, security and maintenance people for the Building and Property, secretaries and bookkeepers (including, without limitation, the payroll taxes and employee benefits of such personnel); and

         j. Lessor's administrative costs in an amount not to exceed fifteen (15%) percent of the total Common Area Maintenance Costs,

         k. Reasonable management fees associated with the operations of the property.

         l. Association charges to the property for any Association the Property may be a part of with respect to common area Improvements for which the Property is subject to an assessment.

         "Common Area" shall mean that part of the Building and Property designated by Lessor from time to time for the common use of all Tenants, including, among other facilities, parking areas, sidewalks, landscaping, water retention, curbs, loading areas, private streets and alleys, lighting facilities, hallways, malls, restrooms and other areas and improvements provided by Lessor for the common use of all Tenants all of which will be subject to Lessor's sole management and control.

         4.5 Security Deposit. Upon the execution of this lease, Tenant shall deposit with the Landlord a cash security deposit in the amount stated in
Section 1.1 of this Lease. If at any time during the term hereof, or the Term as it may be extended, Tenant shall be in default in payment of Rent or any other sum due Landlord as Additional Rent, Landlord may apply all or part of the Security Deposit for such payment. Landlord may also apply all or part of the Security Deposit to repair damages to the Premises during or upon the termination of the tenancy created by this Lease and in such event Tenant shall, on demand, pay to Landlord a like sum as Additional Security. If Tenant is not in default at the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less One Hundred Dollars ($100.00) of the Security Deposit, which shall be retained by Landlord as a cleaning fee. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit.


5                                               Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

         Landlord and Tenant agree that Landlord's Authorized Agent shall be entitled to immediately endorse and cash Tenant's Rent and Security Deposit Check(s) accompanying this Lease. It is further agreed and understood that such action shall not guarantee acceptance of this Lease by Landlord, but in the event Landlord does not accept this Lease, any payments made by Tenant shall be refunded in full to Tenant, unless otherwise agreed between Landlord and Tenant.

         5. Utility Services. Landlord has caused utilities to be made available to the Building and the Premises including water, sanitary sewer and electricity. Landlord shall cause the necessary mains, conduits and other facilities to be provided to supply water, sanitary sewer facilities and electricity into the Building and the Premises, and Tenant hereby acknowledges that it has inspected such facilities, is satisfied with such facilities, and that Landlord has complied with the provisions of this paragraph. Tenant shall pay directly all charges for electric, telephone and any other utilities used or consumed in the Premises which are separately metered to the Premises. Each building shall be metered for water and sewer utility services, and Tenant shall pay to Landlord on a monthly basis in advance Tenant's portion of the water and sewer charge for the Building as may be estimated by Landlord. This charge shall be paid by Tenant as Additional Rent under this lease. In the event that Tenant shall fail or refuse to pay any utility charges individually metered to Tenant, then Landlord may, but shall not be obligated to, pay such charges and Tenant shall reimburse Landlord on demand. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any curtailment or interruption constitute a constructive eviction or grounds for rental abatement in whole or in part.

         If Tenant consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Landlord is to be the sole judge), then Landlord in its discretion may install a public utility water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of such meter and the cost of installation thereof, and throughout the duration of Tenant's occupancy, Tenant shall keep such meter and installation equipment in good working order and repair at its own expense, Tenant shall pay for water consumed, as shown on such meter, and the corresponding sewer utility service charge, as and when bills are rendered by the public utility company servicing the Premises and, on default of Tenant making such payment, Landlord may pay such charges and collect the same from Tenant as Additional Rent.

6.     Insurance.
       ----------

         6.1 Insurance to be Maintained by Tenant. Tenant shall maintain, at Tenant's expense, with companies acceptable to Landlord during the term of this Lease (i) liability insurance in the form of a Combined Single Limit Bodily Injury and Property Damage Insurance Policy insuring Landlord and Tenant against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto in an amount not less than Three Hundred Thousand Dollars ($300,000.00) per occurrence; and (ii) a policy of all perils property insurance covering loss or damage to all of Tenant's inventory, fixtures, furniture and equipment located on the Premises to the extent of at least eighty percent (80%) of their insurable value without deduction for depreciation. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair and/or replacement of the Premises and equipment so insured. Landlord will not carry insurance on Tenant's property. Tenant shall furnish Landlord with a certificate of all insurance policies required by this Lease evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord no later than ten
(10) days before the commencement of the Lease Term. Renewals of such policies shall be deposited with the Landlord no later than ten (10) days prior to the expiration of the term of such coverage. If the Tenant fails to comply with such requirement, the Landlord may, but shall not be obligated to, obtain such insurance and keep the same in effect, and Tenant shall pay Landlord the premium costs thereof upon demand.

         6.2 Waiver Subrogation. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their Insurer, to evidence compliance with the aforementioned waiver.

7.     Tenant's Additional Covenants.
       -----------------------------

         7.1 Affirmative Covenants. Tenant covenants, at its own expense, at all times during the Lease Term:

         7.1.1 Tenant's Obligations. To perform promptly all of the obligations of Tenant set forth in this Lease and in the exhibits, Addenda, and Rules and Regulations attached hereto, and to pay when due the Rent and all other charges and Assessments which are to be paid by Tenant.

         7.1.2 Use of Premises by Tenant. To use the Premises only for the Permitted Use and to abide by and conform to all use restrictions set forth in the certificate of occupancy issued for the Premises, and any and all covenants, conditions, restrictions and reservations for the Building now or


6                                               Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------
hereinafter adopted, the mortgages filed of record encumbering the Premises, and all other laws, orders, permits, rules and regulations of any governmental authority claiming jurisdiction over the Premises.

         7.1.3 Maintenance of Premises by Tenant. At its own expense to keep and maintain in good order, condition and repair the entire Premises including, but not limited to, interior walls, floors, doors (including overhead doors) and hardware, windows, glass, ceiling, heating and air conditioning, electrical, and plumbing. Tenant shall maintain throughout the lease term a preventive maintenance contract (a copy of the contract shall be provided to the Landlord) providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed, heating and air conditioning contractor. Maintenance and repairs of all improvements made by Tenant shall be the sole responsibility of Tenant. Tenant shall keep the Premises and adjacent grounds, including loading docks and parking lots, alongside of and in the vicinity of same in a good, clean, and sanitary condition and appearance. Landlord shall guarantee the working order of the air conditioning and heating system for a period of thirty (30) days from the date Tenant takes occupancy of the premises.

         7.1.4 Compliance With Laws. To keep the Premises equipped with all safety appliances required by and to comply with any law, ordinance, order or regulation of any governmental authority or board of fire underwriters having jurisdiction.

         7.1.5 Hold Harmless. To defend and hold Landlord harmless and indemnified from all injury, loss, claims or damage (including attorney's fees and disbursements) to any person or property arising from or related to or connected with the use or occupancy of the Premises, the conduct or operation of Tenant's business, or Tenant's work at the Premises and caused by Tenant or Tenant's agents, employees or guests. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorney's fees unless Landlord is deemed to be grossly negligent in such suit.

         7.1.6 Landlords Right to Enter the Premises. To permit Landlord or Landlord's agents to enter upon the Premises at all reasonable times to examine same and to make repairs, alterations, improvements or additions to the Premises or in the Building without the same constituting an eviction of Tenant, in whole or in part, and all Rents shall in no wise abate while such repairs, alterations, improvements or additions are being made by reason of loss or interruption of business of Tenant because of the prosecution of any such work. Landlord shall make its best efforts to give Tenant one (1) business day advance notice prior to entering the premises, except in the event of extreme emergency. Landlord shall endeavor not to materially interfere with Tenant's business operations during the prosecution of any such work. Landlord or Landlord's agent shall also have the right to enter upon the Premises at reasonable times to show them to prospective mortgagees or purchasers of the Building. During the one hundred eighty (180) days prior to the expiration of the term of this Lease, Landlord may show the Premises, to prospective Tenants, at all reasonable hours and without prior notice, and Landlord may also place upon the Premises a "For Rent" sign, which notices Tenant shall permit to remain thereon without molestation. If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises without elimination or abatement of Rent or Additional Rent or other compensation, and such action shall have no effect upon this Lease.

         7.1.7 Reimburse Landlords Costs. To pay on demand all of Landlord's costs and expenses incurred in enforcing the obligations of Tenant under this Lease or incurred due to any default by the Tenant under this Lease.

         7.1.8 Premises Condition Upon Expiration. To surrender the Premises to the Landlord, upon the expiration or other termination of the Lease Term, in the same condition as it was upon delivery of possession of the Premises to Tenant, reasonable wear and tear excepted and Tenant shall deliver all keys and combinations to locks, safes and vaults to Landlord. Before surrendering the Premises, Tenant shall broom clean the Premises, remove all its personal property, trade fixtures, additions and decorations and shall repair any damage caused to the Premises by such removal and replace any materials, decorations or fixtures which were in the Premises and were the Property of Landlord and removed by Tenant to be replaced with Tenant's own materials, decorations or fixtures. Tenant's obligation to perform under the terms of this paragraph shall survive the end of the Lease Term and if Tenant fails to remove its property upon the expiration of this Lease, such property shall be deemed abandoned and shall become the property of Landlord. Landlord shall, nevertheless, be entitled to perform the obligations of Tenant under this paragraph at Tenant's expense, and Tenant shall be liable to Landlord for all costs and expenses incurred by Landlord in the performance of such obligations.

         7.1.9 Obligations of Tenant. To remain fully obligated under this Lease, notwithstanding any assignment or sublease or any indulgence granted by Landlord or Tenant or to any assignee or sublessee.

         7.1.10 Liability of Landlord. To fully understand and agree that Landlord shall have no liabitiy for any loss or damage to Tenant's business or personal property arising out of, but not limited to, any of the following causes: hurricanes, excessive rain, roofing defects, bursting of pipes, fire, windstorm, malfunction of sewer or water system, or any act or omission of Landlord or any of the Landlord's agents



7                                               Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------
on or about the Premises other than loss or damage resulting from the gross negligence or willful misconduct of Landlord.

         7.1.11 Trash. To keep the Premises and the Property free from all rubbish, dirt and debris, and to deposit all trash in receptacles to be furnished by Landlord at designated locations. The Tenant understands that boxes, trash, pallets or other items shall not be stacked outside of the Premises and/or on any abutting roadway.

         7.1.12 Reasonable Changes to Lease. To agree to any reasonable changes to this Lease required by any Mortgagee of Landlord to satisfy the requirements for the financing or refinancing of the project wherein the Premises are located, unless they materially alter the terms and conditions of this Lease.

         7.1.13 Signage. To install and maintain, at Tenant's expense, throughout the term of this Lease a sign with Tenant's name thereon at or near the front entrance to the Premises at a place designated or approved by Landlord. Such sign shall be of a size, design, material and specification as shall meet the standards and criteria of Landlord. No sign shall be permitted to be placed upon any window area or door. The written consent and approval of Landlord shall be obtained prior to the installation of any sign. A sign for which the written approval of Landlord has not been obtained may be removed by Landlord at Landlord's discretion. All signage must be installed in accordance with all applicable laws and ordinances.

         7.2 Negative Covenants. Tenant covenants at all times during the Lease Term and such further time as Tenant occupies the Premises, or any part thereof:

         7.2.1 Reasonable Use of Premises. Not to injure, overload, deface or otherwise harm the Premises or any part thereof or any equipment or installation therein; nor commit any waste or nuisance; nor permit the emission of any objectionable noise or odor; nor burn any trash or refuse in or about the Premises; nor make any use of the Premises, or any part thereof or equipment therein, which is improper, offensive or contrary to any law or ordinance or to reasonable rules or regulations of Landlord as such may be promulgated from time to time; nor park any vehicles so as to interfere with the use of driveways, walks, roadways, highways, streets or parking areas.

         7.2.2 Alteration. Not to make any alterations or additions to the Premises or to the Building, nor permit the making of any holes in the walls, ceilings or floors thereof without the express written consent of Landlord. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions or improvements constructed in violation of this Section upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner in conformity with all applicable laws and regulations, by a contractor approved by Landlord. Tenant agrees that should it make any alterations, additions, replacements or improvements to the premises, it will not be acting as agent or servant of Landlord in making any alterations and shall pay when due all claims for labor and material furnished to the Premises. Tenant shall give Landlord at least ten
(10) days prior written notice of the commencement of any work on the Premises. Landlord may elect to record and post notices of non-responsibility on the Premises.

         7.2.3 Mezzanine. Not to place more than one hundred (100) pounds per square inch on the floor surface of any mezzanine area (if one exists) which Landlord has provided Tenant.

         7.3 Hazardous Materials. The Tenant shall keep or cause the Premises to be kept free of hazardous materials. Without limitation to the foregoing, the Tenant shall neither cause nor permit (i) the Premises or Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose or process hazardous materials; nor (ii) a release of hazardous materials into the Premises or Property, as a result of any intentional or unintentional act or omission on the part of the Tenant, its agents, employees or any subtenant. During the term of this Lease, Tenant shall comply with all statutes, ordinances, rules, orders, regulations, and requirements of any and all federal, state, county, city, and local governments applicable to the presence, storage, use, generation, maintenance, removal, or disposal of hazardous materials. The Tenant shall defend, indemnify and hold harmless the Landlord, the Landlord's lenders, and the Landlord's employees, agents, officers and directors, from and against any penalties, damages, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, accountants' and attorneys' fees, consultant fees and investigation and laboratory fees), arising out of, or in any way related to any breach of this Section. The term "Hazardous Material" includes, without limitaion, any flammable explosives, radioactive materials, hazardous of toxic substances or related materials defined in the Comprehensive Environmental Compensation, and Liability Act of 1980, as amended (42 U.S.C. 960 et seq.), the Hazardous Materials Transportation Act, as amended (42 U.S.C. 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. 9601 et seq.), the regulations adopted and publications promulgated from time to time pursuant to the above and any other federal, state, or local environmental law, ordinance, rule or regulation. The Provisions, of this Section shall be in addition to any and all other obligations and liabilities the Tenant may have to the Landlord hereunder, at law or in equity, and shall survive the termination of this Lease.


8                                               Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

8.    Assignment and Subletting
      -------------------------

         8.1 Consent to Assign Required. The identity and financial standing of Tenant is a material consideration of Landlord in entering into the lease. Tenant shall not voluntarily, involuntarily or by operation of law assign, sell, mortgage, pledge or in any manner transfer the Lease or any estate or interest therein or sublet the Demised Premises or any part thereof, or grant any license, concession or other right to occupy any portion of the Demised Premises without the prior written consent of Landlord, which consent Landlord may grant or withhold in its reasonable discretion. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and subletting. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under the Lease shall at all times remain fully responsible and liable for compliance with all of the obligations of Tenant, including payment of Rent.

         8.2 Sale of Building. In the event of the transfer and assignment by Landlord if its interest in the Lease and in the building containing the Demised Premises, Landlord shall thereby be released from any further obligations, and Tenant agrees to look solely to such successor in interest for performance of such obligations.

         8.3 Assignment Definition. If Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation or liquidation, or any change in ownership or power to vote of a majority of its outstanding voting stock from the owners of such stock or those controlling the power to vote of such stock as of the date of the Lease, shall constitute an assignment for the purpose of the Lease.

9.    Destruction and Condemnation.
      -----------------------------

         9.1 Fire or Other Casualty. In the event of (i) a partial destruction of the Premises or the Building during the Lease Term which requires repairs to either the Premises or the Building, or (ii) the Premises or the Building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation, which declaration requires repairs to either the Premises or the Building, Landlord may elect to commence repairs within sixty (60) days thereof, but partial destruction shall in no wise annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of Rent while such repairs are being made. The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Premises. In the event that Landlord does not elect to commence repairs within sixty (60) days, or repairs cannot be made under current laws and regulations, either party may terminate this Lease upon ten (10) days' written notice. A total destruction, including any destruction required by any authorized public authority, of either the Premises or the Building, shall terminate this Lease. Landlord shall not be required to repair any property installed in the Premises by Tenant nor to repair any portion of the Premises for which insurance proceeds are not paid to Landlord. Tenant waives any right under applicable laws inconsistent with this paragraph and, in the event of a destruction, agrees to accept any offer by Landlord to provide Tenant with comparable space within the parcel in which the premises are located on the same terms as this Lease.

         9.2 Condemnation. If any part of the Premises shall be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in a condemnor, and the Rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the Term only such portion of such Rent as the number of square feet in the part remaining after the condemnation bears to the number of square feet in the entire Premises at the date of condemnation; but, in such event, Landlord shall have the option to terminate this Lease as of the date when title to the part so condemned vests in a condemnor. If all the Premises or such part thereof be taken or condemned so there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises be taken or condemned, all compensation awarded upon such condemnation or taking shall go to the Landlord and the Tenant shall have no claim thereto, and the Tenant hereby irrevocably assigns and transfers to the Landlord any right to compensation or damages to which the tenant may be entitled during the Term hereof by reason of the condemnation of all, or a part, of the Premises.

         10. Landlord's Lien. In addition to the statutory Landlord's Lien, Landlord shall have at all times a valid security interest to secure payment of all Rent and other sums of money becoming due hereunder from Tenant and to secure payment of any damages or losses which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares equipment, fixtures, furniture, files, improvements and other personal property of Tenant presently or which may hereinafter be situated in the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent as well as any other sums of money then due to Landlord hereunder shall first have been paid and discharged and all of the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a U.C.C, Financing statement in form sufficient to perfect the security interest of landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the state of Florida and Tenant hereby appoints Landlord its attorney in fact for purposes of executing such financing statement. The statutory lien for Rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

9                                               Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

         11. Mechanic's Lien. Nothing contained in this Lease shall be construed as a consent on the pert of the Landlord to subject the estate of the Landlord to liability under the Mechanic's Lien Law of the State of Florida, it being expressly understood that the Landlord's estate shall not be subject to such liability. Tenant shall strictly comply with The Mechanic's Lien law of the State of Florida as set forth in Florida Statutes, Chapter 713. It is expressly agreed to between Landlord and Tenant that the Landlords interest in the Premises, the Building, the Property, and this Lease shall not be subject to any liens or encumbrances for any work, services, labor, or material, or any other matter resulting from any improvements or work performed by or for Tenant, and Tenant agrees to so notify in writing any such contractor, subcontractor, or any person, firm, or entity providing services, labor, or supplying material to the Premises of this prohibition against any claim or lien or lien being filed against the landlord's interest. Tenant shall deliver to Landlord, upon completion of any such work, copies of releases of liens for such work. Landlord shall have the right to record any memoranda, notices, or short forms of this Lease to comply with section 713.10 of the Florida Statutes. In the event that a mechanic's claim of lien is filed against the Premises in connection with any work performed by or on behalf of the Tenant, the Tenant shall satisfy such claim, or shall transfer same to security, within twenty (20) days from the date of filing. In the event that the Tenant fails to satisfy or transfer same to security, within said twenty (20) day period, the Landlord may do so and thereafter charge the Tenant, as Additional Rent, all costs incurred by the Landlord in connection with the satisfaction or transfer of such claim, including attorneys' fees. Further, the Tenant agrees to indemnify, defend and save the Landlord harmless from and against any damage or loss incurred by the Landlord as a result of any such mechanics' claim of lien. If so requested-by the Landlord, the Tenant shall execute a short form of memorandum of this Lease, which may, in the Landlord's discretion be recorded in the Public Records for the purpose of protecting the Landlord's estate from mechanics' claims of lien, as provided in Florida Statutes, Chapter 713.10. If a short form of the Lease is recorded for purposes of section 713.10 of the Florida Statutes, such form shall contain (i) the date of the Lease, (ii) the names of the Landlord and Tenant,
(iii) the identification of the Premises, (iv) the legal description of the parcel containing the Premises, (v) the terms of the Lease that expressly prohibit liening the Landlord's interest based upon improvements or work performed by or for the Tenant, (vi) the term of the Lease, (vii) the date the Lease terminates, and (viii) a statement to the effect that the recording of the short form of Lease shall automatically be deemed terminated and released upon the earlier to occur of the termination date for the Lease set forth in the short form of Lease or on the date a notice is filed by the Landlord that the Lease is terminated. The Tenant expressly agrees to execute such short form if requested by the Landlord, and upon the failure of the Tenant to do so, the Landlord is hereby appointed attorney-in-fact for purposes of executing such short form of Lease in compliance with the terms of this paragraph. No other notice or memorandum of this Lease, nor this Lease itself shall be recordable in the public records of any county within the State of Florida without Landlord's written consent and joinder, which may be arbitrarily withheld by Landlord in its sole discretion. In the event such short form of Memorandum of Lease is executed, the Tenant shall simultaneously execute and deliver to the Landlord an instrument terminating the Tenant's interest in the real property upon which the Premises are located, which instrument may be recorded by the Landlord at the expiration of the term of this Lease or such earlier termination hereof. The Security Deposit paid by the Tenant may be used by the Landlord for the satisfaction or transfer of any mechanics' claim of lien, as provided in this Section. This, Section shall survive the termination of this Lease.

12.     Default and Remedies.
         --------------------

         12.1 Defaults of Tenant. The occurrence of any one or more of the following events shall constitute a material default and breach of the Lease by
Tenant:

         12.1.1 Vacating the Premises. The vacating or abandonment of the Premises by Tenant.

         12.1.2 Failure to Pay Rent. The failure by Tenant to make payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

         12.1.3 Failure to Perform Lease Obligations. The failure by Tenant to observe or perform any of the covenants, conditions or provisions to be observed or performed by Tenant, other than those described in Paragraphs 12.1.1 and
12.1.2 above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure. Tenant shall not be deemed to be in default if Tenant commences such cure within said ten-day period and thereafter diligently pursues such cure to completion

         12.1.4 Bankruptcy. If Tenant or any guarantor should commence, in any court pursuant to any statue either of the United States or of any State, an insolvency or bankruptcy proceeding (including, without limitation, a proceeding for liquidation, reorganization or for adjustment of debts of an individual with regular income), or if such a proceeding is commenced against Tenant or any said guarantor and either an order for relief is entered against such party or such party fails to secure a discharge of the proceeding within thirty (30) days of the filing thereof, or if Tenant of any said guarantor becomes insolvent or is unable to admit in writing its inability to pay its debts as they become due, or makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with its creditors or a custodian is appointed or takes possession of Tenant's or any said guarantor's property, whether or not a judicial

10                                              Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------
proceeding is instituted in connection with such arrangement or in connection with the appointment of such custodian.

         12.1.5. Materially False Statements. The discovery by Landlord that any financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligations, and any of them, is materially false.

         12.2 Landlord's Remedies. In the event of any default or breach by Tenant, Landlord may at any time thereafter, without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach;

         12.2.1 Recovery. Declare the entire Base Rent, Additional Rent, and Rent for the balance of the Lease Term, or any part thereof, due and payable forthwith, without regard to whether possession of the Premises shall have been taken by Landlord, and bring an action for the recovery thereof.

         12.2.2 Terminate Possession. Terminate Tenant's right to possession of the Premises by any lawful means and retake possession thereof for the account of Landlord, in which event Tenant shall immediately surrender possession of the Premises to Landlord and all further liability under the Lease on the part of Tenant and Landlord shall terminate.

         12.2.3 Maintain Tenant's Possession. Maintain Tenant's right to possession, in which event the Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to relet the Premises and to enforce all of Landlord's rights and remedies under the Lease, including the right to recover the Rent as it becomes due, whether by acceleration or otherwise.

         12.2.4 Landlord's Right to Reenter. Landlord shall have the right, at its option, from time to time, without terminating the Lease, to reenter and relet the Premises, or any part thereof, as the agent and for the account of Landlord upon such terms and conditions as Landlord may deem advisable or satisfactory, in which event the Rents received on such reletting shall be applied first to the expenses of such reletting and collection including, but not limited to, necessary renovation and alterations of the Premises, reasonable attorneys' and paralegals' fees, any real estate commissions paid, and thereafter toward payment of all sums due or to become due to Landlord hereunder, and if a sufficient sum shall not be thus realized or secured to pay such sums and other charges (i) at Landlord's option, Tenant shall pay Landlord any deficiency monthly, notwithstanding Landlord may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Landlord may bring an action therefor as such monthly deficiency shall arise, or (ii) at Landlord's option, the entire deficiency, which is subject to ascertainment for the remaining term of this Lease, shall be accelerated and immediately due and payable by Tenant. Nothing herein, however, shall be construed to require Landlord to reenter or relet in any event. Landlord shall not, in any event, be required to pay Tenant any surplus of any sums received by Landlord on a reletting of said Premises in excess of the Rent provided in this Lease.

         12.2.5 Written Termination Required. No reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease or Tenant's rights to possession, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting without termination, Landlord may at all times thereafter elect to terminate this Lease for such previous default. Any such reentry shall be allowed by Landlord without hindrance, and Landlord shall not be liable in damages for any such reentry, or guilty of trespass or forcible entry.

         12.2.6 Anticipatory Breach. In the event of a breach or anticipatory breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction, distress, and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

         12.2.7 Application of Security Deposit. If an Event of Default occurs, the Landlord shall have the right to apply and/or retain all or any portion of the Security Deposit paid Tenant hereunder, against any and all loss, cost, expenses or damage sustained or incurred by Landlord as a result thereof.

         12.2.8 Hold Harmless. Notwithstanding any other provision hereof, Tenant shall indemnify, reimburse and hold harmless the Landlord from any and all costs, expenses, charges and fees, including without limitation reasonable attorneys' fees, incurred or expended by Landlord as a result of the default by Tenant of any term, condition, or covenant of this Lease or any rule or regulation promulgated pursuant hereto or as a result of Landlord's defense of any right or lien held by Landlord under this Lease or provided by Law, whether or not suit shall actually be brought. All such costs, expenses, Additional Rent payable under this Lease, including without limitation the sums due under this Section, shall bear interest from the date payment is due, and whether before or after judgment, at the highest rate of interest permitted under the usury Laws of the State of Florida for indebtedness of such nature.

11                                              Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

         12.2.9 Other Remedies. Pursue any other remedy now or hereafter available to Landlord under the laws and judicial decision of the State of Florida.

         12.3 Bankruptcy. In the event of a proceeding involving Tenant under the Bankruptcy Code, 11 U.S.C. s 101 et seq., if the Lease is assumed by Tenant's trustee in bankruptcy (after he has cured all existing defaults, compensated Landlord for any loss resulting therefrom and provided adequate assurance of future performance), then the Lease may not be assigned by the trustee to a third party, unless such party (a) executes and delivers to Landlord an agreement in recordable form whereby such party assumes and agrees with Landlord to discharge all obligations of Tenant under the Lease; (b) has a net worth and operating experience at least comparable to that possessed by Tenant and any guarantor hereof as of the time of execution of the Lease; and
(c) grants to Landlord, to secure the performance of the lease, such party's merchandise, inventory, personal property, fixtures, furnishings, and accounts receivable (and in the proceeds of all of the foregoing) with respect to its operations in the Premises, and in connection therewith, such party shall execute such security agreements, financing statements and other documents (the forms of which are to be prepared by Landlord) as are necessary to perfect such lien.

         12.4 Costs Reimbursable to Landlord. If Landlord should exercise any of its remedies hereunder, Tenant shall be liable for and shall pay to Landlord the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the Premise into condition acceptable to a new Tenant or Tenants; real estate commissions actually paid; that portion of the leasing commission paid by Landlord applicable to the unexpired term of the Lease, if applicable; and all reasonable expenses incurred by Landlord, including attorneys' fees.

         12.5 Removal of Property by Landlord. If the Lease should be terminated, or the Lease Term should expire, or the Tenant shall be in default hereunder, Landlord shall have the immediate right and thereafter to reenter the Premises and to remove all persons and property therefrom. Such property may be stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process (all of which Tenant expressly waives). In such event, Landlord shall not be deemed guilty of trespass or become liable for any loss or damages which may be occasioned thereby. In addition, Landlord may sell the same at public or private sale after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this Lease at least ten (10) days before the time of the sale. Any public sale made hereunder shall be deemed to have been conducted in a commercially reasonable manner if held in the Premises or Property after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county where the Building is located. Landlord or its assigns may purchase Tenant's property at a public sale and, unless prohibited by law, at a private sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' and paralegals' fees and other costs and expenses), shall be applied as a credit against the indebtedness secured by the lien and security interest granted-herein. Any surplus shall be paid to Tenant or as otherwise required by law. Tenant shall immediately pay any deficiency.

         12.6 Landlord's Rights. The rights and remedies granted herein to Landlord are distinct, separate and cumulative remedies, and the exercise of any of them shall not be deemed to exclude Landlord's right to exercise any or all of the others. All charges payable by Tenant under the terms of the Lease shall be deemed Rent for the purpose of Landlord exercising its remedies.

         13. Holdover by Tenant. If Tenant should remain in possession of the Premises after the expiration of the Lease Term and without executing a new lease, then such holding over shall be construed as a tenancy at sufferance at a Base Rent double that set forth in Section 1.1 hereof, and subject to all other condition, provisions and obligations of this Lease, which tenancy shall be terminable at any time by notice of termination given by Landlord to Tenant. Tenant indemnifies and holds harmless from and against all claims made by any succeeding Tenant of said Leased Premises against Landlord on account of delay of Landlord in delivering possession of said Leased Premises to said succeeding Tenant so far as such delay is occasioned by Tenant's holdover.

         Under the provisions of section 83.20(3) of the Florida Statutes, the parties expressly agree that the ten (10) day notice period set forth in section
12.1.3 hereof shall satisfy the notice period set forth in section 83.20(3) of the Florida Statutes.

         14. Landlord's Right to Cure Defaults. Landlord may, but shall not be obligated to, cure at any time without notice, any default by the Tenant under this Lease; and whenever the Landlord so elects, all costs and expenses incurred by the Landlord in curing such default, including, without limitation, reasonable attorneys' fees, together with interest on the amount of costs and expenses so incurred at the then maximum lawful rate, shall be paid by Tenant to Landlord on demand and shall be recoverable as Additional Rent.

         15. Waiving of Rights. No waiver of any covenant or condition or of the breach of any covenant or condition of the Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or

12                                              Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------
condition nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of rent by Landlord at any time when Tenant is in default under any covenant or condition hereof be construed as a waiver of such default or of Landlord's right to terminate the Lease on account of such default, nor shall any waiver or indulgence granted by Landlord to Tenant be taken as an estoppel against Landlord, it being expressly understood that if at any time Tenant should be in default in any of its covenants or conditioners hereunder, an acceptance by Landlord of Rent during the continuance of such default or the failure on the part of Landlord promptly to avail itself of such other rights or remedies as Landlord may have shall not be construed as a waiver of such default, but Landlord may at any time thereafter, if such default continues, terminate the Lease on account of such default. Notwithstanding anything to the contrary contained herein, subsequent acceptance by Landlord of Rent payments due hereunder shall not be deemed to be a waiver by Landlord of any preceding breach by Tenant of any terms, covenants, or conditions of this Lease, even if such payment is marked "paid in full" or some similar phrase of like import. In addition, if Tenant defaults in the payment of Rent and such Rent is accelerated in accordance with the terms of this Agreement, the full amount of the accelerated Rent shall be deemed to be the amount of Rent past due.

16.     Estoppel Certificate.
        ---------------------

         16.1 Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing; (i) certifying that the Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that the Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; (ii) acknowledge that there are not, to Tenant's knowledge any uncured defaults on the part of Landlord, or specifying such defaults if any are claims; (iii) state the dates through which the Rent and other payments have been paid; (iv) state the amounts, if any, paid by Tenant as advance Rent and/or Security Deposits;
(v) state such other information as may be reasonable requested by Landlord; and
(vi) otherwise be in a form reasonably acceptable to Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or existing or prospective encumbrancer of the Premises.

         16.2 At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material breach of the Lease or, at Landlord's option, shall be conclusive upon Tenant; (i) that the Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are no uncured defaults in Landlord's performance; and (iii) that not more than one (1) month's rent has been paid in advance.

         16.3 If Landlord desires to finance, refinance, or sell the Premises, or any part thereof. Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         16.4 Tenant hereby irrevocably appoints Landlord its attorney-in-fact for purposes of executing such estoppel certificate in its name, place, and stead, if Tenant fails to do so within such ten (10) day period.

         17. Notices. Any notice or demand from Landlord to Tenant or from Tenant to Landlord shall be in writing and shall be deemed duly delivered if mailed by registered or certified mail, return receipt requested, addressed, if to Tenant at the address of Tenant or such other address as Tenant shall have last designated by written notice to Landlord; if to Landlord, at the address of Landlord or such other address as Landlord shall have last designated by written notice to Tenant. A copy of any notices to Landlord shall also be delivered to Landlord's Agent. For the purposes of this section, said addresses shall be those listed in Section 1.1 of this Lease and notices to Tenant prior to occupying the Premises shall be delivered to Tenant's current address and following occupancy of the Premises, notices shall be delivered to Tenant at the Premises. Notices shall be deemed delivered when mailed in the manner prescribed above, delivered by hand or delivered by a nationally recognized overnight delivery service, and addressed as described above.

         18. Applicable Law and Construction. The laws of the State of Florida shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. All negotiations considerations representations and understandings between the parties are incorporated in this Lease.

         19. Cancellations. If Landlord shall be unable to deliver the Premises, Landlord shall notify Tenant of such fact, and upon such notice to Tenant, this Lease shall cease and be deemed canceled as of the date. Upon any such cancellation, this Lease shall be of no further force or effect and neither party shall have any right or claim hereunder against the other except that Landlord shall be required to return to Tenant, upon such cancellation, the Security Deposit and the monthly installment of the Rent as deposited upon the execution of this Lease. Tenant shall not be entitled to interest on such sum.

                                                Initial: Landlord
13                                                                --------
                                                Initial: Tenant
                                                                  --------

20.   Subordination
      -------------

         20.1 Subordinate to Mortgage. This Lease is subject and subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security which may now or hereafter encumber or affect the real property on which the Premises are located, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. In confirmation of such subordination, the Tenant shall promptly execute any certificate that the Landlord may request, and failure to do so shall constitute a default hereunder. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant.

         20.2 Non-cancellation of Lease. At the option of Landlord, or any successor Landlord or the holder of any mortgage affecting the Premises, Tenant agrees that neither the foreclosure of a mortgage affecting the Premises nor the institution of any suit, action, summary or other proceeding against Landlord herein, or any successor Landlord or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property shall, by operation of law or otherwise, result in the cancellation or termination of this Lease or the applications of Tenant hereunder, and upon the request of any such Landlord, successor Landlord or the holder of such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such Landlord, successor Landlord, or to the holder of such mortgage, or to the purchaser of the mortgaged premises in foreclosure, whereby Tenant attorns to such successor in interest.

21. Landlord's Liability. The liability under this Lease of Landlord shall be limited solely to Landlord's interest in the Premises; and Tenant, its successors and assigns hereby waive all rights to proceed against Landlord, and partners of Landlord and any of the officers, shareholders, directors, agents, or representatives of Landlord and its partners. Tenant agrees that no judgment arising from any default of Landlord's agreements under the terms of this Lease or by reason of any willful or negligent act of Landlord, its employees or agents shall constitute a lien against any property of any principal of the Landlord, or any property of such principal's family, devisees or heirs. The term "Landlord," as used in this Section shall mean that Landlord shall only be considered the Landlord under this Lease while the Landlord is Owner of the Premises, and in the event of any transfer of such title or interest, Landlord (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability with respect to Landlord's obligations under this Lease, provided that any funds in the hands of Landlord (or the then grantor at the time of such transfer) in which Tenant has an Interest, shall be delivered to the grantee.

         The obligations contained in this Lease to be performed by Landlord shall, subject to the foregoing, be binding on Landlord's successors and assigns only during their respective periods of ownership.

22. No Oral Changes. This Lease shall not be changed or terminated orally, but only upon an agreement in writing signed by the parties hereto.

23. Representations by Landlord. The Landlord or the Landlord's agents have made no representations, warranties or promises with respect to the Premises or the Building or the suitability of the Premises for the Tenant's intended use, except as herein expressly set forth. This Lease specifically supersedes any prior written or oral communications between Landlord and Tenant or any of their agents.

24. Parking. The Tenant shall be entitled to park in common with other Tenants of Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other Tenants in the use of the parking facilities. Tenant shall, within five (5) days after written request by Landlord, furnish Landlord with the state automobile license numbers assigned to its cars and the cars of all its employees. Landlord reserves the right, in its absolute discretion, to allocate parking spaces among Tenant and other Tenants, or to assign parking. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. The Tenant shall comply with all rules and regulations which may be hereafter promulgated by Landlord with respect to parking facilities.

25. Brokerage Claims. Landlord is being represented by Landlord's Authorized Agent. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease other than the brokerage company(ies) listed in
Section 1.1 hereof and covenants to pay, hold harmless, and indemnify Landlord from and against any and all costs, expenses, or liability, including reasonable attorneys' fees incurred, for any compensation, commissions, and charges claimed by any other broker or agent with respect to this Lease or the negotiation thereof.

26. Recording of Lease. This Lease shall not be recorded by Tenant. However, it may be recorded by Landlord at Landlord's option. If this Lease is recorded by Tenant without the written consent of Landlord, then this Lease may, at any time, without notice and whenever Landlord so elects, be declared by Landlord null and void.

27. Mortgagee Protection. Tenant agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such Notice, Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the addresses of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default withnin the time provided for in this Lease, then the

14                                              Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------
mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default, or if such default, cannot be cured within that time, then such additional time as may be necessary if within such thirty
(30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this lease shall not be terminated while such remedies are being so diligently pursued.

28. Joint Obligation. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

29. Attorneys' Fees, Expenses and Interest. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions of in any article of this Lease, then, unless, otherwise provided elsewhere in this Lease, Landlord may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Landlord, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations with interest at the highest allowable rate, and costs shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefore, and Landlord may immediately apply and retain Tenant's Security Deposit or any portion thereof against same. If Tenant's lease term shall have expired at the time of making such expenditures or incurring of such obligations, such sums shall be recoverable by Landlord as damages. Whenever provision is made in this lease for "attorney's fees", such term shall be deemed to include reasonable accountant's and attorney's fees and court cost, whether or not litigation is commenced, including those for appellate proceedings and for paralegals and similar persons. Landlord and Tenant agree that the prevailing party in any suit between the two parties shall be entitled to recover reasonable costs, expenses, charges and fees including attorneys fees from the other party.

30. Successors and Assigns. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective permitted heirs, distributes, executors, administrators, successors, and except as otherwise provided in this Lease, their assigns.

31. Time of Essence. Time shall be of the essence with regard to the payment of all Rent and Additional Rent, and the performance of each and every of the terms, conditions and covenants set forth herein on the part of the Tenant to be performed.

32. Relocation. Landlord reserves the option, in its sole discretion, to relocate Tenant to other premises in the Property, at the Landlord's expense, upon no less than sixty (60) days' written notice. Such new premises shall be of similar size and shall be improved in a similar manner as the premises originally let to Tenant. Tenant's refusal to accept such new premises shall constitute a material default under the Lease and shall entitle Landlord, in its sole discretion, to terminate the Lease, upon no less than sixty (60) day's written notice, in which event Tenant shall be deemed to have waived any action against Landlord for any damages in any way connected with such termination, and Tenant shall proceed to complete its business in the Property in accordance with the terms of this paragraph.

33. ADA. The Landlord and the Tenant do hereby acknowledge and agree that effective January 26, 1992, the Americans with Disabilities Act (hereinafter referred to as "ADA" is in full force and effect and is applicable to the Premises pursuant to action passed by the United States Congress. The ADA, including each of the four (4) Titles of the Act, is designed to regulate and allow for the equal accessibility of the disabled and impaired person or persons within the Premises or the Property of which the Premises are a part The Tenant does hereby agree that Tenant shall be solely responsible for compliance with all ADA regulations, standards and codes as set forth in said legislation within the Premises during the Term and any renewal terms of this Lease Agreement, With respect to the Premises, the Tenant does hereby indemnify the Landlord against any fines, litigation or liens that may result from the Landlord's or Tenant's noncompliance with any and all ADA-related regulations or standards as set forth therein. The Landlord shall not be responsible for any legal, civil or criminal action taken by any individual, firm or governmental authority relating to the non-compliance with any and all ADA-related regulations or standards.

34. Titles and Interpretation. The titles to the sections of this Lease have been inserted only for the convenience of the Landlord and Tenant in referring to the provisions hereof, and are not a part of the terms conditions and covenants. Each section will he construed according to its text without reference to the title. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

35. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

15                                              Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

36. Waiver of trial by Jury. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUR OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANTS USE OF OR OCCUPANCY OF THE PREMISES, ANY PROPERTY DAMAGES OR PERSONAL INJURY ARISING FROM ANY OF THE FOREGOING, AND ANY EMERGENCY OR ANY OTHER STATUTORY REMEDY. IT IS FURTHER MUTUALLY AGREED THAT IN THE EVENT LANDLORD COMMENCES ANY PRIMARY PROCEEDING FOR POSSESSION OF THE PREMISES, TENANT SHALL NOT FILE ANY COUNTERCLAIM OF ANY KIND, NATURE, OR DESCRIPTION WHATSOEVER IN ANY SUCH PROCEEDING, BUT THE TENANT SHALL HAVE THE RIGHT TO MAINTAIN A SEPARATE
AND DISTINCT PROCEEDING, WHICH SHALL NOT BE CONSOLIDATED WITH THE EVICTION PROCEEDING WITH RESPECT TO SUCH CLAIM. THE LANDLORD MAY MAINTAIN, IN THE SAME ACTION WITH THE EVICTION OR IN A SEPARATE ACTION, A CLAIM FOR MONEY DAMAGES. BUT THE INSTITUTION OF SUCH ACTION FOR MONEY DAMAGES SHALL IN NO WAY OR MANNER INTERFERE WITH OR AFFECT THE LANDLORD'S RIGHT TO USE THE SUMMARY EVICTION PROCEEDINGS OR TO OBTAIN FINAL JUDGMENT OR OTHER RELIEF RELATING TO THE EVICTION.

37. Quiet Possession. Upon Tenant paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof.

38. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, governmental regulation or restriction and weather conditions.

39. Radon Gas - Notice. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit, pursuant to S404.056 (8), Florida Statutes.

40. Integration, Modification and Waiver. This Instrument contains all the agreements and conditions made between the parties hereto and may not be modified, changed, or terminated, in whole or in part, orally, or in other manner than by an agreement in writing, signed by all parties hereto or their respective successors in interest. The receipt of rent by Landlord with knowledge of any breach of this lease by Tenant, or of any default on the part of the Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease. No waiver of any default on the part of Tenant nor any extension of time by landlord to Tenant for any purpose whatsoever shall be held or deemed to be a waiver of any of the terms of this Lease or any default thereafter occurring, and no termination of this Lease in any manner shall affect the rights of the parties against each other as of the time of such termination. If Tenant makes any payment of any amount less than that due hereunder Landlord without notice may accept the same as a payment on account; the Landlord shall not be bound by any notation on any check involving such payment nor any statement in any accompanying letter. No failure on the part of Landlord to enforce any covenant or provision herein contained, nor any waiver of any right hereunder by Landlord, unless in writing, shall discharge or invalidate such covenant or provision or affect the right of Landlord to enforce the same in the event of subsequent breach or default. The receipt by Landlord of any rent or other sum of money or any other consideration hereunder paid by Tenant after the termination in any manner, of the term herein demised or after the giving by Landlord of any notice hereunder to effectuate such termination, shall not reinstate, continue, or extend the term herein demised, or destroy, or in any manner impair the efficacy of any such notice of termination as may have been given hereunder by Landlord to Tenant prior to the receipt of any such sum of money or other consideration, unless so agreed to in writing and signed by the Landlord. Neither the acceptance of keys nor any other act or thing done by Landlord, its agents or employees, during the term herein demised shall be deemed to be an acceptance of a surrender of the Premises excepting only an agreement in writing signed by the Landlord accepting or agreeing to accept such a surrender. Any right herein granted to the Landlord to terminate this Lease shall apply to any extension or renewal of the term herein demised, and the exercise of any such right during the term herein demised shall terminate any extension or renewal of the term herein demised, and any right on the part of the Tenant thereto. No act or conduct of any nature or character on the part of Landlord, its agents or employees, other than an agreement in writing signed by the Landlord, shall be construed as a waiver of the provision of this paragraph irrespective of any circumstances existing at the time of such act or conduct. Regardless of any other understanding this Lease is not to be considered effective until fully executed by both Landlord and Tenant.

16                                              Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

         IN WITNESS WHEREOF, the Landlord and the Tenant have hereunto executed this Lease as of the day and year first above written. Individuals signing on behalf of a principal warrant that they have the authority to bind their principals. This Leases shall be binding upon the undersigned, and the successors, heirs, executors and administrator of the undersigned, and shall inure to the benefit of the Landlord, and its successors and assigns. Each party has participated fully in the negotiation and preparation of this Lease, with full benefit of counsel. Accordingly, this Lease shall not be more strictly construed against either party.

Signed, sealed and delivered in              LANDLORD: WLAB Limited Partnership
the presence of:                                 a Florida Limited Partnership


                                             BY: Nova Marketing & Development



------------------------------               BY: /s/ John T. McKinney
       Print Name Above                          ------------------------------
                                                    John T. McKinney


BY:                                          Title: President
    --------------------------                      ----------------------------



-----------------------------                Date:           7/11/00
       Print Name Above                           ------------------------------



                                             TENANT: METHOD PRODUCTS CORP.


BY: Felix Fidelibus                          BY: Mark Antonucci
    -------------------------                    -------------------------------
                                                 Mark Antonucci
 Felix Fidelibus
 ----------------------------                 Title: CEO
  Print Name Above                                   ---------------------------



BY:                                           Dated:  6/13/00
   --------------------------                       ----------------------------


----------------------------
 Print Name Above



17                                              Initial: Landlord
                                                                  --------
                                                Initial: Tenant
                                                                  --------

                                   EXHIBIT "A"

                        BETWEEN WLAB LIMITED PARTNERSHIP
                                       AND
                              METHOD PRODUCTS CORP.




                               [GRAPHIC OMMITTED]





                          WHISPERING LAKES BLDG. A & B

                                   EXHIBIT "B"

                                   WORK LETTER
                        BETWEEN WLAB LIMITED PARTNERSHIP

                                       AND

                              METHOD PRODUCTS CORP.

         Pursuant to Section 3.1 of the above-referenced Lease between the parties Landlord and Tenant have attached hereto an approved Space Plan. A description of the work to be performed to the premises and whether Tenant or Landlord, shall be responsible for the expense is as follows:

References    EXHIBIT "B" continued.

Landlord will re-carpet, repaint, and replace all ceiling tiles in the premises. Landlord will use its standard materials. All HVAC, electric, doors, doorknobs, windows and plumbing shall be in good working order at the time of occupancy. Landlord will create a warehouse area in the rear of #400 with a rear doubledoor.
Landlord will create 3 offices and redo the reception as shown on plan Exhibit B continued.
In no way will the costs for these improvements exceed $90,000.00 and if so Tenant agrees to pay any amount over $90,000 upon invoice to Landlord.

No verbal agreements made to Tenant will he honored and this Lease and Addendum shall govern and supersede any non-written agreement.




Signed, sealed and delivered in              LANDLORD: WLAB Limited Partnership
the presence of:                                 a Florida Limited Partnership


                                             BY: Nova Marketing & Development
BY:                                              General Partner
  ----------------------------



------------------------------               BY: /s/ John T. McKinney
       Print Name Above                          ------------------------------
                                                    John T. McKinney


BY:                                          Title: President
    --------------------------                      ----------------------------



-----------------------------                Date:           7/11/00
       Print Name Above                           ------------------------------



                                             TENANT: METHOD PRODUCTS CORP.


BY: Felix Fidelibus                          BY: Mark Antonucci
    -------------------------                    -------------------------------
                                                 Mark Antonucci
 Felix Fidelibus
 ----------------------------                 Title: CEO
  Print Name Above                                   ---------------------------



BY:                                           Dated:  6/13/00
   --------------------------                       ----------------------------


----------------------------
 Print Name Above

                             EXHIBIT "B" continued


                                   Floor plan

                        BETWEEN WLAB LIMITED PARTNERSHIP

                                      AND

                             Method Products Corp.





                               [Graphic Omitted]

                                   EXHIBIT "C"

                      ADDENDUM TO LEASE DATED May 26, 2000

                        BETWEEN WLAB LIMITED PARTNERSHIP

                                      AND

                              METHOD PRODUCTS CORP.

         Pursuant to Section 2.2 of the above-referenced Lease between the parties, Landlord and Tenant hereby acknowledge each to the other that the Lease Term has commenced or shall commence on __________________ and that the Lease Term shall expire on _______________ that the Tenant is possession of the Premises and is paying the Rent and all other charges hereunder; that the Tenant has no claims, defenses, set-offs or counterclaims against the Landlord; that all work to be performed by Landlord per Exhibit "B" of the Lease has been completed, and that all other aspects of the premises are in satisfactory condition with any exceptions attached hereto (the exceptions must be in writing, attached hereto, and signed by Landlord or Landlord's Agent and Tenant); and that the Tenant is responsible for maintaining the Premises in accordance with the lease agreement.

Should the individual executing this Exhibit "C" not be the same individual that executed the Lease document, it is understood that the individual executing this Exhibit "C" is an authorized officer of the company and/or authorized to execute this Exhibit.




                     DO NOT SIGN UNTIL OCCUPANCY BY TENANT

Signed, sealed and delivered in            LANDLORD: WLAB Limited Partnership
the presence of:                                a Florida Limited Partnership


                                           BY- Nova Marketing & Development



------------------------------               BY: /s/ John T. McKinney
       Print Name Above                          ------------------------------
                                                    John T. McKinney


BY:                                          Title: President
    --------------------------                      ----------------------------



-----------------------------                Date:
       Print Name Above                           ------------------------------



                                             TENANT: METHOD PRODUCTS CORP.


BY:                                          BY: Mark Antonucci
    -------------------------                    -------------------------------
                                                 Mark Antonucci

 ----------------------------                 Title: CEO
  Print Name Above                                   ---------------------------



BY:                                           Dated:
   --------------------------                       ----------------------------


----------------------------
 Print Name Above










                                                       Initial: Landlord
                                                       Initial: Tenant

                                   EXHIBIT "D"

                        RENT AND ALL OTHER RENTAL CHARGES
                        BETWEEN WLAB LIMITED PARTNERSHIP

                                       AND

                              METHOD PRODUCTS CORP.



A.   Year One Rental Charges

                                            Annual Cost
                              Yearly         Per Sq Ft.     Monthly
                              -------        ---------      -------
Base Rent (Year One)        $91,440.00        $12.00       $7,620.00

Operating Expenses           25,146.00        $ 3.30       $2,095.50
2000 (ESTIMATED)

Sales Tax                   $ 6,995.16        $  .92       $  582.93

Total Amount Due            $123,581.16       $16.22       $10,298.43



B.   Subsequent Years Base Rent

     Base Rent (Year 2)     $91,440.00        $12.00       $7,620.00

     Base Rent (Year 3)     $94,183.20        $12.36       $7,848.60

     Base Rent (Year 4)     $97,002.60        $12.73       $8,083.55

     Base Rent (Year 5)     $99,898.20        $13.11       $8,324.85

C. Option to Expand  into bay A /700,
                   ------------------

Note: The per-square foot additional costs listed below are for if Tenant exercises it's option to expand its premises into A/700. The A/700 annual cost will be owed in addition to the total rental owed by Tenant for bays A/400- 600 under this lease.

A/700 Annual Cost

                             Yearly         Per Sq Ft.     Monthly
                             -------        ---------      -------
Base Rent (Year 1)          $26,635.80        $10.30       $2,219.65

Base Rent (Year 2)          $27,437.46        $10.61       $2,286.46

Base Rent (Year 3)          $28,264.98        $10.93       $2,355.42

Base Rent (Year 4)          $29,092.50        $11.25       $2,424.38







                                                       Initial: Landlord
                                                       Initial: Tenant

                                  EXHIBIT "E"

                      ADDENDUM TO LEASE DATED May 26, 2000

                        BETWEEN WLAB LIMITED PARTNERSHIP

                                      AND

                            METHOD PRODUCTS CORP.

Any conflict between this Lease and this Addendum, this Addendum shall supercede and govern.

Landlord's A/C Warranty.
-------------------------

The Landlord shall be responsible for the replacement of the air conditioning compressor(s) and/or the replacement of the entire air conditioning system, if
(i) the respective replacement is required in the Landlord's reasonable discretion, (ii) the Tenant has maintained an air conditioning maintenance contract on the entire air conditioning system (the agreement shall be for a minimum of quarterly Inspections) throughout the Lease Term, and (iii) the respective replacement is not needed due to any negligent act of the Tenant. Tenant shall notify Landlord in writing if Tenant believes the compressor(s) or entire system need to be replaced and Landlord shall have a reasonable period of time to inspect the compressor(s) or entire system (not to exceed two (2) business days) and if, in Landlord's reasonable judgment, the compressor(s) or entire system need to be replaced, the Landlord shall make the respective replacement in a reasonable period of time, and at Landlords expense.

Tenant will pay $11,422.51 upon Tenant signing lease, and $21,720.93 for first and last months rent within three business days after Landlord receives a certificate of occupancy for said improvements and Landlord has given Tenant permission to take occupancy.
In no way will tenant be permitted occupancy until Landlord has received all payments and the funds have cleared.

In regards to section 6.1 on line 2 insert the word "reasonably" before acceptable
In regards to section 7.3 on line 12 insert the word "reasonably" before attorneys'
In regards to section 7.1.7 on line one add the word "reasonable" before the word costs
In regard to section 11 on line 18 insert the word "reasonably" before the word attorneys'
In regards to section 12.4 on the last line insert the word "reasonably" before attorneys'

In regards to section 7.1.5 on the last line, change the word "deemed" to "alleged in such suit" and add after the word negligent, "and to have engaged in willful misconduct."
In regards to section 7.1.6 on line four replace the word, "wise" with `way" and on line six of 9.1
In regard to section 9.2 on line two after the word occupation insert, "and the full use contemplated hereunder."

In regards to section 8.3 Tenant will be doing a merger or Reverse Merger with a company called Arielle Corp. At the time of the completion of the merger Method Products Corp. will be the surviving entity even though it has given the majority shares.

Option to Expand
----------------

Tenant will have the option to expand into Bay A/700 (+/- 2,573 square feet) at the time it becomes available. Landlord will notify tenant when A/700 becomes available. Tenant will respond to the Landlord in writing that it wants to exercise this option to expand within three business days or this expansion option will be null and void. If Tenant exercises this option than Tenants square footage and building percentage will increase to +/-10,193 square feet and 11.30% respectfully. Tenant will pay all additional rental for 11.30% of the building in addition to base rent.

After Tenant has exercised its option Tenant will have 120 days to complete carpet and painting of A/700 and be reimbursed by Landlord. Upon completion of carpeting and painting, Tenant will notify Landlord and Landlord will inspect said work and if acceptable Landlord will reimburse Tenant within 30 days after inspection, release of lien from contractors, and approval by Landlord. Tenant agrees to use materials that are equal to the Landlords standard for said building.
Landlord will reimburse Tenant up to $5.000.00 upon satisfactory completion.

If Tenant plans to do any improvements at Tenant's expense or to be reimbursed by Landlord than any improvements to be performed by Tenant must be done in a workmanlike manner and completed in accordance with all governmental regulations.

         Tenant must provide Landlord with the following information prior to commencement of any construction:

               (a) A complete set of plans
               (b) A copy of Tenant's building permit

             EXHIBIT "E" continued for the lease dated May 26, 2000



               (c) A Certificate of Insurance from all your General Contractors which depicts the Landlord and its agents as additionally insured.

               (d) A list of the Sub-contractors who will be providing materials and/or services to your premises.

               (e) Prior to commencement of construction, Tenant will need to provide a construction dumpster for the disposal of all construction materials. Our building dumpster can not be used for this purpose.
                Upon Completion Of Construction:

               (a) A copy of the Certificate of Occupancy.
               (b) Copy of final release of lien



Signed, sealed and delivered in              LANDLORD: WLAB Limited Partnership
the presence of:                                 a Florida Limited Partnership


                                             BY: Nova Marketing & Development
BY:                                              General Partner
  ----------------------------



------------------------------               BY: /s/ John T. McKinney
       Print Name Above                          ------------------------------
                                                    John T. McKinney


BY:                                          Title: President
    --------------------------                      ----------------------------



-----------------------------                Date:           7/11/00
       Print Name Above                           ------------------------------



                                             TENANT: METHOD PRODUCTS CORP.


BY: Felix Fidelibus                          BY: Mark Antonucci
    -------------------------                    -------------------------------
                                                 Mark Antonucci
 Felix Fidelibus
 ----------------------------                 Title: CEO
  Print Name Above                                   ---------------------------



BY:                                           Dated:  6/13/00
   --------------------------                       ----------------------------


----------------------------
 Print Name Above